                                                                   EXHIBIT 10.15
                             SUBSCRIPTION AGREEMENT

                          dated as of August 23, 1995

                                  by and among

                           DNL SAVANNAH HOLDING CORP.

                                      and

                     THE INVESTORS SET FORTH IN SCHEDULE I

                         with respect to shares of the

                                capital stock of

                           DNL SAVANNAH HOLDING CORP.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----


                                   ARTICLE I

                               PURCHASE AND SALE

            1.01  Purchase and Sale..................................    1
            1.02  Purchase Price.....................................    1
            1.03  Closing............................................    1
                                   ARTICLE II

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDING
            2.01  Corporate Existence................................    2
            2.02  Authority..........................................    2
            2.03  Capital Stock; the Shares..........................    2
            2.04  Regarding the Stock Purchase Agreement.............    3
            2.05  Regarding the Credit Agreement and the Senior
                       Subordinated Note Agreement...................    3
            2.06  Ownership of Stock of Acquisition Corp.............    3
            2.07  Ownership of Stock of the Company..................    4
            2.08  Conduct of Business................................    4
            2.09  No Conflicts.......................................    4
            2.10  Financial Statements...............................    4
            2.11  Investment Company Act.............................    5
            2.12  Further Assurances.................................    5
            2.13  Dividend Payment by Wire Transfer..................    5
            2.14  Sales of Stock by Holding..........................    5
            2.15  Transactions with Affiliates.......................    6

                                  ARTICLE III

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH INVESTOR

            3.01  Corporate Power....................................    6
            3.02  Authority..........................................    6
            3.03  Investment Representations and Agreement...........    7
            3.04  No Conflicts.......................................    7
            3.05  Source of Funds....................................    7
                                   ARTICLE IV

                                    LEGENDS

            4.01  Legends............................................    7

                                      (i)

                                   ARTICLE V

                      CONDITIONS TO OBLIGATIONS OF HOLDING

            5.01  Representations and Warranties.....................    8
            5.02  Closing............................................    8

                                   ARTICLE VI

                     CONDITIONS TO OBLIGATIONS OF INVESTORS

            6.01  Representations and Warranties.....................    8
            6.02  Officers' Certificate..............................    8
            6.03  Closing............................................    9
            6.04  Opinion of Counsel.................................    9
                                  ARTICLE VII

                              REGISTRATION RIGHTS

            7.01  Requested Registrations............................    9
                 (a)  Registration Requests..........................    9
                 (b)  Limitations on Requested Registrations.........   10
                 (c)  Additional Conditions and Limitations
                      Relating to Requested Registrations............   11
                 (d)  Rights if Registration Request Withdrawn.......   12
                 (e)  Registration Expenses..........................   12
                 (f)  Priority in Cutback Registrations..............   12
                 (g)  Registration Statement Form....................   13
            7.02  Piggyback Registrations............................   13
                 (a)  Right to Include Registrable Securities........   13
                 (b)  Registration Expenses..........................   13
                 (c)  Priority in Cutback Registrations..............   14
            7.03  Registration Procedures............................   15
            7.04  Underwritten Offerings.............................   19
                 (a)  Underwritten Requested Offerings...............   19
                 (b)  Underwritten Piggyback Offerings...............   20
            7.05  Holdback Agreements................................   21
                 (a)  By the Holders of Registrable Securities.......   21
                 (b)  By Holding and Other Securityholders...........   21
                 (c)  Exception......................................   22
            7.06  Registration Rights Transferable...................   22
            7.07  Indemnification....................................   22
                 (a)  Indemnification by Holding.....................   22
                 (b)  Indemnification by the Sellers of Registrable
                      Securities.....................................   23
                 (c)  Notices of Claims, etc.........................   24
                 (d)  Contribution...................................   25
                 (e)  Other Indemnification..........................   26
                 (f)  Indemnification Payments.......................   26
            7.08  Covenants Relating to Rule 144.....................   26
            7.09  Other Registration Rights..........................   26
                 (a)  No Existing Agreements.........................   26
                 (b)  Future Agreements..............................   27
                 (c)  Best Registration Rights.......................   27


                                      (ii)

                                 ARTICLE VIII

                   ANTI-DILUTION PROTECTION/PREEMPTIVE RIGHTS

            8.01  Anti-Dilution Rights with respect to Common Stock
                       Distributions.................................   27
            8.03  Article VIII Definitions...........................   31

                                   ARTICLE IX

                                  DEFINITIONS

            9.01  Definitions........................................   32

                                   ARTICLE X

                                 MISCELLANEOUS.......................   37
            10.01  Notices...........................................   38
            10.02  Entire Agreement..................................   39
            10.03  Amendment.........................................   39
            10.04  Waiver............................................   39
            10.05  No Third Party Beneficiary........................   39
            10.06  Successors and Assigns............................   39
            10.07  Headings..........................................   39
            10.08  Invalid Provisions................................   39
            10.09  Remedies..........................................   40
            10.10  Governing Law.....................................   40
            10.11  Counterparts......................................   40

                             SCHEDULES AND EXHIBITS

SCHEDULE I                      Investors
SCHEDULE II                     Certain Agreements

EXHIBIT A                       Officer's Certificate
EXHIBIT B                       Secretary's Certificate

                                     (iii)

          This SUBSCRIPTION AGREEMENT, dated as of August 23, 1995, is made and entered into by and among DNL Savannah Holding Corp., a Delaware corporation

("Holding"), and each of the purchasers set forth in Schedule I hereto (each
- ---------
such purchaser being herein referred to as an "Investor" and together the
                                               --------
"Investors").  Capitalized terms not otherwise defined herein have the meanings
- ----------
set forth in Section 8.01.
             ------------

          WHEREAS, Holding desires to issue and sell 104.44 newly issued shares of the Class A Common Stock ("Class A Shares") and 73.06 newly issued shares of
                              --------------
the Class B Common Stock ("Class B Shares" and together with the Class A Shares,
                           --------------
the "Shares"), each with a par value of $.01 per share, of Holding; and
     ------

          WHEREAS, each Investor desires to purchase the number of Class A Shares or Class B Shares, as the case may be, set forth opposite its name in
Schedule I hereto which together will, after giving effect to the issuance of other shares of the Common Stock of Holding to be issued on the Closing Date, constitute 17.75% of the outstanding Common Stock of Holding, on the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, the payment of the Purchase Price to Holding in exchange for the Shares, as contemplated by Article I, is made pursuant to one overall plan,
                               ---------
together with other transfers to Holding by other Persons in exchange for shares of capital stock of Holding to occur on the Closing Date, and such transfers are intended to constitute a transaction in which, pursuant to Section 351 of the Code, no gain or loss is recognized.

          NOW, THEREFORE, in consideration of the mutual covenants and agreement set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                               PURCHASE AND SALE

          1.01  Purchase and Sale.  Holding agrees to issue and sell to each
                -----------------
Investor, and each Investor, severally and not jointly, agrees to purchase from Holding the number of Class A Shares or Class B Shares, as the case may be, set forth opposite its name in Schedule I hereto.

          1.02  Purchase Price.  The purchase price for the Shares (the
                --------------
"Purchase Price") shall be one cent ($.01) per share, payable in immediately
- ---------------
available United States funds at the Closing in the manner provided in Section
                                                                       -------
1.03.
- ----

          1.03  Closing.  The closing (the "Closing") of the transactions
                -------                     -------
contemplated by this Article I will take place at the offices of Milbank, Tweed,
                     ---------
Hadley & McCloy, 1 Chase Manhattan

Plaza, New York, New York 10005, or at such other place as Holding and each Investor agree, simultaneously with the Closing, as that term is defined in the Stock Purchase Agreement. At the Closing, (a) each Investor will pay its portion of the Purchase Price to Holding by wire transfer of immediately available funds to such account as Holding may reasonably direct by written notice delivered to each Investor by Holding at least two (2) Business Days before the Closing Date and (b) Holding shall issue and sell to Investor such Investor's Shares, free and clear of all liens, by delivery to each Investor of a certificate representing such Investor's Shares registered in the name of such Investor, with requisite stock transfer tax stamps, if any, attached. The obligations of each Investor under this Agreement shall be several and not joint and no Investor shall be liable or responsible for the acts of any other Investor. Such certificates representing the Shares shall bear the endorsements provided for in Section 4.01. At the Closing, there shall also be delivered to
                ------------
the parties the opinion and certificates to be delivered under Articles V and VI.

                                   ARTICLE II

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDING

          A.  Holding hereby represents and warrants to each Investor that:

          2.01  Corporate Existence.  Holding is a corporation duly
                -------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware. Holding has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

          2.02  Authority.  The execution and delivery by Holding of this
                ---------
Agreement, and the performance by Holding of its obligations hereunder, have been duly and validly authorized by the Board of Directors of Holding, no other corporate action on the part of Holding or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by Holding and constitutes a legal, valid and binding obligation of Holding enforceable against Holding in accordance with its terms. Holding has, prior to the execution of this Agreement, furnished to Investors copies of the Restated Certificate of Incorporation of Holding, and no changes to such Restated Certificate of Incorporation have been made.

          2.03  Capital Stock; the Shares.  The authorized capital stock of
                -------------------------
Holding consists exclusively of 20,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and 10,000 shares of Class B Common
                 --------------------
Stock. As of the Closing Date, giving effect to the issuance of all shares of the Common Stock of Holding (including the Shares) to be issued on the Closing Date, the Shares will constitute 17.75% of the outstanding Common Stock of Holding. The delivery to each

Investor of a certificate at the Closing representing such Investor's Shares in the manner provided in Section 1.03 will transfer to such Investor good and
                       ------------
valid title to such Investor's Shares, free and clear of all Liens. Upon such delivery and upon payment for the Shares as contemplated by Section 1.03, the
                                                            ------------
Shares will be validly issued, fully paid and nonassessable.

           2.04  Regarding the Stock Purchase Agreement.
                 --------------------------------------

          (a) The Stock Purchase Agreement constitutes a legal, valid and binding obligation of Acquisition Corp., enforceable against Acquisition Corp. in accordance with its terms.

          (b) The representations and warranties made by Acquisition Corp. in the Stock Purchase Agreement are true and correct, in all material respects, on and as of the dates made and as of the date hereof and will be true and correct in all material respects as of the Closing Date.

          (c) To the best knowledge of Holding, the Stock Purchase Agreement constitutes a legal, valid and binding obligation of the Sellers and the Company, enforceable against the Sellers and the Company in accordance with its terms.

          (d) To the best knowledge of Holding, the representations and warranties made by the Sellers and the Company in the Stock Purchase Agreement are true and correct, in all material respects, on and as of the dates made and as of the date hereof and will be true and correct in all material respects as of the Closing Date. Prior to entering into the Stock Purchase Agreement, Acquisition Corp. conducted, including by the use of outside counsel and accountants, what it believed to be reasonable due diligence with respect to the Company and its subsidiaries.

          (e) True and complete copies of the Stock Purchase Agreement, the Disclosure Schedule, the Purchaser Disclosure Schedule (as those terms are defined in the Stock Purchase Agreement), and the financial statements referred to in Section 2.14(a) of the Stock Purchase Agreement, have been furnished to Investors prior to the execution of this Agreement.

          2.05  Regarding the Credit Agreement and the Senior Subordinated Note
                ---------------------------------------------------------------
Agreement.  The Credit Agreement and the Senior Subordinated Note Agreement
- ---------
constitute legal, valid, binding and enforceable obligations of Acquisition Corp., enforceable against Acquisition Corp. in accordance with their respective terms.

          2.06  Ownership of Stock of Acquisition Corp.  Holding owns all of the
                --------------------------------------
issued and outstanding capital stock of Acquisition Corp., beneficially and of record, free and clear of all Liens.

          2.07  Ownership of Stock of the Company.  After the post-closing
                ---------------------------------
merger referred to in Section 1.06 of the Stock

Purchase Agreement, whereby Acquisition Corp. shall merge itself into the Company, Holding will own all of the issued and outstanding capital stock of the Company, beneficially and of record, free and clear of all Liens except for a pledge thereof pursuant to the Credit Agreement.

          2.08  Conduct of Business.  Holding has, since its incorporation,
                -------------------
conducted no business except (a) the acquisition of all of the issued and outstanding capital stock of Acquisition Corp., (b) the transactions contemplated by the Stock Purchase Agreement, the Credit Agreement (the "Credit
                                                                         ------
Agreement") dated as of August 23, 1995 between Acquisition Corp., Indosuez, as
- ---------
Agent, and the Lending Institutions listed therein, and the Note Purchase Agreement dated as of August 23, 1995 (the "Senior Subordinated Note Agreement")
                                            ----------------------------------
between Acquisition Corp. and the Purchasers named therein, and (c) the offering and sale of Holding's stock in transactions not involving a public offering.

          2.09  No Conflicts.  The execution, delivery and performance by
                ------------
Holding of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (a) require any consent or approval that has not been obtained and each such consent and approval that has been obtained is in full force and effect, (b) conflict with, result in a breach of, or constitute a default under, any law or any regulation, rule or order of any governmental body to which Holding is subject, the certificate of incorporation or bylaws of Holding or any indenture or loan or credit agreement or any other agreement, lease or instrument to which Holding is a party or by which it or its property may be bound or affected or (e) result in, or create any Lien upon or with respect to any of the property now owned or hereafter acquired by Holding.

          B. Holding covenants and agrees with each Investor as follows (except, as to a particular Investor, as otherwise agreed or consented to or waived in writing by such Investor):

          2.10  Financial Statements.  (a)  Holding will, until the occurrence
                --------------------
of an IPO or the time when Holding otherwise becomes subject to the periodic reporting requirements of the Exchange Act, furnish to each Investor as soon as available and in any event within 90 days after the close of each fiscal year of Holding, the consolidated balance sheets of Holding and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, of shareholders' equity and of cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal year (other than in the case of the first fiscal year of Holding when no such comparative figures shall be required), and a report on such consolidated balance sheets and financial statements by independent certified public accountants of recognized national standing, which report shall not be qualified as to the scope of audit and shall state that such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Holding and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for such changes with which the independent certified public accountants concur) and that the examination by such accountants was conducted in accordance with generally accepted auditing standards.

          (b) Holding will, until the occurrence of an IPO or the time when Holding otherwise becomes subject to the periodic reporting requirements of the Exchange Act, furnish to each Investor as soon as practicable and in any event within 45 days after the end of the first full fiscal quarter ending after the Closing Date and each fiscal quarter thereafter, (i) the consolidated balance sheet of Holding and its Subsidiaries as at the end of such period and (ii) the related consolidated statements of income and cash flows of Holding in the form customarily prepared by management, in each case for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in comparative form the same information for the corresponding periods of the prior fiscal year together with a brief narrative discussion and analysis prepared by management describing the Company's results of operations for such fiscal quarter.

          2.11  Investment Company Act.  Holding shall not register as, or
                ----------------------
conduct its business or take any action that would cause it to become or be deemed to be, an investment company as defined in the Investment Company Act of 1940, as amended.

          2.12  Further Assurances.  Holding shall promptly execute and deliver
                ------------------
all further instruments and documents, and take all further action, that the Investors, individually or collectively, may reasonably request in order more fully to give effect to the provisions of this Agreement.

          2.13  Dividend Payment by Wire Transfer.  Holding shall pay dividends
                ---------------------------------
payable with respect to the Shares, if any, by wire transfer of immediately available funds to the account of the applicable Investor reasonably specified by such Investor to Holding.

          2.14  Sales of Stock by Holding.  Holding and any Person acting on
                -------------------------
Holding's behalf shall not sell, offer, attempt to offer or solicit an offer to buy stock of Holding (a) except in a transaction registered or exempt from registration under the Securities Act and (b) in any manner that would cause the sale of the stock to the Investors pursuant to this Agreement to fail to qualify as an exempted transaction under the Securities Act. Holding will provide to the Investors a copy of any agreement or other evidence of the terms on which it is selling its Common Stock to others and shall not sell stock to any Person other than as contemplated in this Agreement, the Other Subscription Agreement or such other terms as are disclosed to the Investors.

          2.15  Transactions with Affiliates.  Holding will not, and will not
                ----------------------------
permit any subsidiary of Holding to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any holder (excluding J.P. Morgan and Indosuez) of 5% or more of any class of equity securities of Holding or with any Affiliate of Holding other than on terms and conditions substantially as favorable to Holding or such subsidiary as would be obtainable by Holding or such subsidiary at the time in a comparable arm's-length transaction with a Person other than a holder of 5% or more of any class of equity securities of Holding or an Affiliate of Holding; provided that the
                                                            --------
foregoing restrictions shall not apply to (i) transactions between Holding and any of its Wholly Owned Subsidiaries (as defined in the Senior Subordinated Note Purchase Agreement) and between Wholly Owned Subsidiaries (as so defined), (ii) the payment of reasonable fees to Indosuez and its Affiliates for financial services, such fees not to exceed the usual and customary fees for similar services, (iii) transactions, including the issuance of capital stock of Holding or any of its subsidiaries, pursuant to any pension, stock option, profit sharing or other employee benefit plan or agreement of Holding or any of its subsidiaries in the ordinary course of business, (iv) the Management Assistance Agreement between Morningside Capital Group LLC and the Company (as renamed Carson Products Company) dated as of the Closing Date, and (v) this Agreement, the Other Subscription Agreement, the Partnership Subscription Agreement and the Stock Purchase Agreement and the transactions contemplated thereby.

                                  ARTICLE III

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH INVESTOR

          Each Investor, severally and not jointly, hereby represents and warrants, as of the date hereof and as of the Closing Date, and (as to Section
                                                                       -------
3.03) covenants to Holding that, as to itself:
- ----

            3.01  Corporate Power.
                  ---------------

          (a) Each Investor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

          3.02  Authority.  The execution and delivery by Investor of this
                ---------
Agreement, and the performance by each Investor of its obligations hereunder, have been duly and validly authorized by all necessary corporate action, no other action on the part of any Investor being necessary. This Agreement has been duly and validly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms.

          3.03  Investment Representations and Agreement.  Investor understands
                ----------------------------------------
that the Shares have not been registered
under the Securities Act. Investor is acquiring the Shares for Investor's own account, for investment and not with a view to the distribution thereof; provided, that the disposition of each Investor's property and the property of
- --------
any accounts for which such investor is acting as fiduciary or agent shall at all times be and remain within the control of that Investor and each Investor may at any time and from time to time sell some or all of its Shares in its sole discretion, subject to applicable law. Investor agrees that Investor will not, and understands that under the Securities Act Investor may not, sell or otherwise dispose of any of the Shares except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements of the Securities Act.

          3.04  No Conflicts.  The execution, delivery and performance by
                ------------
Investor of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (a) require any consent or approval that has not been obtained and each such consent and approval that has been obtained is in full force and effect, (b) conflict with, result in a breach of, or constitute a default under, any law or any regulation, rule or order of any governmental body to which Investor is subject, the certificate of incorporation or bylaws, or equivalent documents, of Investor or any indenture or loan or credit agreement or any other agreement, lease or instrument to which Investor is a party or by which it or its property may be bound or affected or (d) result in, or create any Lien upon or with respect to any of the property now owned or hereafter acquired by Investor.

          3.05  Source of Funds.  With respect to each source of funds to be
                ---------------
used by Investor to purchase Shares hereunder (each being referred to as "Equity
                                                                          ------
Source"), at least one of the statements contained in clauses (i) through (iv)
- -------
of Section 2(f) of the Senior Subordinated Note Agreement (with reference in such clauses to "Source" being deemed to be references to Equity Source) is accurate as of the date hereof.

                                   ARTICLE IV

                                    LEGENDS

          4.01  Legends.  Each outstanding certificate representing Shares
                -------
shall, until such Shares are sold in a Public Offering or pursuant to Rule 144, bear endorsements reading substantially as follows:

          The sale, assignment, pledge, encumbrance or other transfer of the shares represented by this certificate is subject to the provisions of a Subscription Agreement, dated as of August 23, 1995, by and among DNL Savannah Holding Corp., Indosuez CM II, Inc. and the other Investors referred to therein, a copy of which is on file at the principal executive office of DNL Savannah Holding Corp.

          The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act or in a transaction exempt from the registration requirements of such Act.

                                   ARTICLE V

                      CONDITIONS TO OBLIGATIONS OF HOLDING

          The obligations of Holding hereunder to issue and sell the Shares are subject to the fulfillment of each of the following conditions (all or any of which may be waived in whole or in part by Holding in its sole discretion):

          5.01  Representations and Warranties.  The representations and
                ------------------------------
warranties made by each Investor in this Agreement shall be true and correct, in all material respects, on and as of the Closing Date as though made on and as of the Closing Date.

          5.02  Closing.  The Closing (as defined in the Stock Purchase
                -------
Agreement) shall have occurred, the Initial Loans (as defined in the Credit Agreement) shall have been made and the closing of the initial purchase of the Notes (as defined in the Senior Subordinated Note Agreement) shall have occurred, all simultaneously with the Closing hereunder.

                                   ARTICLE VI

                     CONDITIONS TO OBLIGATIONS OF INVESTORS

          The obligations of Investors hereunder to purchase the Shares are subject to the fulfillment of each of the following conditions (all or any of which may be waived in whole or in part by Investors in their sole discretion):

          6.01  Representations and Warranties.  The representations and
                ------------------------------
warranties made by Holding in this Agreement shall be true and correct, in all material respects, on and as of the Closing Date as though made on and as of the Closing Date.

          6.02  Officers' Certificate.  Holding shall have delivered to each
                ---------------------
Investor a certificate of Holding, dated the Closing Date, executed on its behalf by the Chairman of the Board, the President or any Vice President of Holding, substantially in the form of Exhibit A hereto, and a certificate of
                                      ---------
Holding, dated the Closing Date, executed on its behalf by the Secretary of Holding, substantially in the form of Exhibit B hereto.
                                      ---------

          6.03  Closing.  The Closing (as defined in the Stock Purchase
                -------
Agreement) shall have occurred, the Initial Loans (as defined in the Credit Agreement) shall have been made and the closing of the initial purchase of the Notes (as defined in the Senior Subordinated Note Agreement) shall have occurred, all simultaneously with the Closing hereunder.

          6.04  Opinion of Counsel.  Each Investor shall have received the
                ------------------
opinion of Milbank, Tweed, Hadley & McCloy, counsel to Holding, dated the Closing Date, substantially in the form and to the effect of Exhibit 5(j) to the Senior Subordinated Note Agreement.

                                  ARTICLE VII

                              REGISTRATION RIGHTS

            7.01  Requested Registrations.
                  -----------------------

          (a)  Registration Requests.  At any time (subject to Sections 7.01(b)
               ---------------------                           ----------------
and (c)) after the earlier of (1) the time when Holding shall have effected a
- -------
Public Offering representing, together with any other Public Offerings effected after the date hereof (with the number of shares sold in any such prior Public Offering being appropriately adjusted for this purpose to reflect any intervening recapitalization, stock dividend, stock split or reverse stock split or the like as to Holding), a number of shares which, in the aggregate, is equal to at least the lesser of five percent (5%) of the issued and outstanding shares of Common Stock as of the time of the written request hereinafter referred to, other than shares of Common Stock held in the treasury of Holding, and twenty percent (20%) of the total shares of Common Stock originally issued and sold under this Agreement and the Other Subscription Agreement (an "IPO"), and (2)
                                                               ---
the fifth anniversary of the date of this Agreement, upon the written request of one or more Initiating Holders requesting that Holding effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof, Holding will promptly, and in no event more than ten (10) Business Days after receipt of such request, give written notice (a "Notice of Requested Registration") of such request to all
                   --------------------------------
other holders of Registrable Securities, and thereupon will use its best efforts to effect the registration under the Securities Act of

       (i) the Registrable Securities which Holding has been so requested to register by such Initiating Holder or Holders, and

       (ii) all other Registrable Securities the holders of which have made written requests to Holding for registration thereof within 10 days after the giving of the Notice of Requested Registration (which requests shall specify the intended method of disposition thereof), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable

Securities so to be registered. If requested by the holders of a majority of the Registrable Securities requested to be included in any Requested Registration, the method of disposition of all Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 7.04(a). Subject to Section 7.01(f), Holding may include in such
     ---------------              ---------------
registration other securities of the same class as the Registrable Securities for sale for its own account or for the account of any other Person. Neither Holding nor any of its securityholders shall have the right to include any securities of Holding (other than Registrable Securities) in a registration statement to be filed as part of a Requested Registration unless (i) such securities are of the same class as the Registrable Securities, and (ii) if such Requested Registration is an underwritten offering, Holding or such securityholders, as applicable, agree in writing to sell, subject to Section
                                                                     -------
7.01(f), their securities on the same terms and conditions as apply to the
- -------
Registrable Securities being sold. If any securityholders of Holding (other than the holders of Registrable Securities in such capacity) register securities of Holding in a Requested Registration in accordance with this Section 7.01,
                                                               ------------
such holders shall pay the fees and expenses of their counsel and their pro rata
                                                                        --- ----
share, on the basis of the respective amounts of the securities included in such registration on behalf of each such holder, of the Registration Expenses if the Registration Expenses for such registration are not payable by Holding pursuant hereto.

          (b) Limitations on Requested Registrations.  Notwithstanding anything
              --------------------------------------
herein to the contrary, Holding shall not be required to honor a request for a Requested Registration if:

               (i) the Registrable Securities requested by Initiating Holders to be so registered do not constitute at least twenty percent (20%) of the aggregate number of shares of Common Stock originally issued and sold under this Agreement and the Other Subscription Agreement (adjusted proportionately to reflect any recapitalization, stock dividend, subdivision, stock split or reverse stock split or the like effected with respect to the Common Stock);

              (ii) such request is received from any Requesting Holder with respect to Registrable Securities that may immediately be sold under Rule 144 in full during any ninety (90) day period; or

             (iii) the intended method of distribution requested is an initial underwritten Public Offering, and Holding is unable to enter into a firm commitment underwriting agreement with respect to such Public Offering unless the Initiating Holders consent to such registration being other than pursuant to an underwritten Public Offering.

For purposes of determining whether holders have joined in a request pursuant to this Section 7.01, each holder of Registrable Securities shall be entitled to
     ------------
one vote for each share of Common Stock constituting Registrable Securities then outstanding.

          (c)  Additional Conditions and Limitations Relating to Requested
               -----------------------------------------------------------
Registrations.  The registration rights granted by Section 7.01(a) are subject
- -------------                                      ---------------
to the following additional conditions and limitations:

               (i) Notwithstanding the receipt of a request for a registration under Section 7.01(a), Holding shall always have the right
                          ---------------
                    to initiate a primary offering of its securities at any time. If Holding elects to do so, it may either (A) postpone the filing of a Registration Statement in response to such request for up to ninety (90) calendar days after receipt of such request for registration, or (B) include the securities subject to the request in such Registration Statement as a registration pursuant to Section 7.02, while
                                                            ------------
                    providing each holder of Registrable Securities the opportunity to withdraw such Registrable Securities from the offering;

              (ii) Notwithstanding anything to the contrary contained herein, no request may be made under Section 7.01(a) within ninety
                                                 ---------------
                    (90) days after the effective date of a registration statement filed by Holding covering an underwritten public offering or within one hundred eighty (180) days after the effective date of any previous registration statement filed in connection with a Requested Registration; and

             (iii)  Notwithstanding the provisions of this Section 7.01,
                                                           ------------
                    Holding's obligation to file a Registration Statement, or cause such Registration Statement to become and remain effective, shall be suspended for a period not to exceed ninety (90) calendar days in any 12-month period if, in the good faith opinion of Holding's Board of Directors, filing such Registration Statement or causing it to become or remain effective would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require Holding to make public disclosure of information the public disclosure of which would have a material adverse effect upon Holding.

          (d)  Rights if Registration Request Withdrawn.  In the event the
               ----------------------------------------
request for a registration made pursuant to Section 7.01(a) is withdrawn in
                                            ---------------
accordance with this Agreement, Requesting Holders shall be entitled to make a subsequent request under Section 7.01(a).
                         ---------------

          (e)  Registration Expenses.  All Registration Expenses incurred in
               ---------------------
connection with Requested Registrations pursuant to this Section 7.01 shall be
                                                         ------------
paid by Holding.

          (f)  Priority in Cutback Registrations.  If a Requested Registration
               ---------------------------------
becomes a Cutback Registration, Holding will include in any such registration to the extent of the number which the Managing Underwriter advises Holding can be sold in such offering (the "Underwriters Maximum Number"), first, the
                            ---------------------------    -----
Registrable Securities requested to be included in such registration by the Initiating Holders, or if all such Registrable Securities exceed the Underwriters Maximum Number, allocated pro rata among the Initiating Holders on
                                       --- ----
the basis of the number of Registrable Securities requested to be included therein by each such holder, and, to the extent the Underwriters Maximum Number is not fully allotted to the Initiating Holders, second, any Registrable
                                                 ------
Securities requested to be included by holders thereof other than the Initiating Holders, and third, any equity securities requested to be included in such
             -----
registration by Holding and any other holders of such securities, allocated as determined by Holding subject to any agreements between Holding and any such holders. If the Initiating Holders are unable to register at least the lesser of (A) 50% of the number of Registrable Securities then held by them, or (B) 80% of the Registrable Securities which they have requested to be registered, then such registration shall not count as a Requested Registration for the purposes of this Section 7.01, and the Requesting Holders will be entitled to request the
        ------------
registration of their Registrable Securities on an additional occasion.

          (g)  Registration Statement Form.  Requested Registrations shall be on
               ---------------------------
such appropriate registration form promulgated by the Commission as shall be selected by Holding, and shall be reasonably acceptable to the holders of a majority of the Registrable Securities to which such registration relates, and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in their request for such registration.

            7.02  Piggyback Registrations.
                  -----------------------

          (a)  Right to Include Registrable Securities.  Notwithstanding any
               ---------------------------------------
limitation contained in Section 7.01, if Holding at any time proposes after the
                        ------------
date hereof to effect a Piggyback Registration, including in accordance with

Section 7.01(c)(i), it will each such time give written notice (a "Notice of
- ------------------                                                 ---------
Piggyback Registration") at least 20 days prior to the anticipated filing date,
- ----------------------
to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 7.02, which Notice of Piggyback Registration
                           ------------
shall include a description of the intended method of disposition of such securities. Upon the written request of any such holder made within 10 days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Holding will use its best efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities which Holding has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, Holding shall determine for any reason not to register or to delay registration of such securities, Holding may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any Requesting Holder entitled to do so to request that such registration be effected as a Requested Registration under
Section 7.01, and (ii) in the case of a determination to delay registering,
- ------------
shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 7.02 shall relieve Holding of its obligations to
                    ------------
effect a Requested Registration under Section 7.01.
                                      ------------

          (b)  Registration Expenses.  All Registration Expenses incurred in
               ---------------------
connection with Piggyback Registrations pursuant to this Section 7.02 shall be
                                                         ------------
paid by Holding.

          (c)  Priority in Cutback Registrations.  If a Piggyback Registration
               ---------------------------------
becomes a Cutback Registration, Holding will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises Holding can be sold in such offering:

       (i) if such registration as initially proposed by Holding was solely a primary registration of its securities, (x) first, the securities proposed
                                                 -----
     by Holding to be sold for its own account, and (y) second, any Registrable
                                                        ------
     Securities requested to be included in such registration by Requesting Holders, any DNL Requested Securities (together with such Registrable Securities, the "DNL/Investor Securities")and any other securities of
                      -----------------------
     Holding proposed to be included in such registration (1) as between the DNL/Investor Securities and such other securities, pro rata on the basis of
                                                        --- ----
     the
     numbers of the DNL/Investor Securities and such other securities, respectively, (2) as between such Registrable Securities and any DNL Requested Securities, pro rata on the basis of (A) in the case of
                           --- ----
     Registrable Securities, the sum of the number of Registrable Securities requested to be included by such holders and 49.02% of the DNL Requested Securities and (B) in the case of DNL Requested Securities, 50.98% of the DNL Requested Securities, (3) as among such Registrable Securities, pro
                                                                         ---
     rata on the basis of the number of Registrable Securities requested to be
     ----
     included by such holders and (4) as among such other securities, allocated among the holders thereof in accordance with the priorities then existing among Holding and such holders; and

         (ii) if such registration as initially proposed by Holding was in whole or in part requested by holders of securities of Holding, other than holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, (x) first, such securities held by the holders
                                     -----
     initiating such registration and, if applicable, any securities proposed by Holding to be sold for its own account, allocated in accordance with the priorities then existing among Holding and such holders, and (y) second,
                                                                      ------
     any Registrable Securities requested to be included in such registration by Requesting Holders and any other securities of Holding proposed to be included in such registration (1) as between such Registrable Securities and such other securities, pro rata on the basis of the numbers of such
                                --- ----
     Registrable Securities and such other securities, respectively, (2) as among such Registrable Securities, pro rata on the basis of the number of
                                        --- ----
     Registrable Securities requested to be included by such holders and (3) as among such other securities, allocated among the holders thereof in accordance with the priorities then existing among Holding and the holders of such other securities;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

          7.03  Registration Procedures.  If and whenever Holding is required to
                -----------------------
use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 7.01 or Section 7.02, Holding will
                                     ------------    ------------
use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof specified by the Requesting Holders. Without limiting the foregoing, Holding in each such case will, as expeditiously as possible:

       (a) prepare and file with the Commission (as promptly as practicable after Holding's receipt of the request therefor from the Requesting Holders) the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective, provided that as far in advance as
                --------
     practical before filing such registration statement or any amendment thereto, Holding will furnish to the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information pertaining solely to such holder that is contained therein and Holding will make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment;

       (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) 180 days after such registration statement becomes effective; provided, however, that such 180 day period shall be extended
                --------  -------
     for a period of time equal to the period the holder during such 180 day period refrains from selling any securities included in such registration in accordance with the provisions of Section 7.05;
                                          ------------

       (c) promptly notify each Requesting Holder and the underwriter or underwriters, if any:

               (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

              (ii) of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

             (iii) of the notification to Holding by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

              (iv) of the receipt by Holding of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

       (d) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

       (e) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that Holding shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so
                                      -------------
     qualified, (ii) to subject itself to taxation in any such jurisdiction or
     (iii) to consent to general service of process in any jurisdiction;

       (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

       (g) furnish to each Requesting Holder a signed counterpart, addressed to such holder (and the underwriters, if any), of

            (i) an opinion of counsel for Holding, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to such holder, and

                (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified Holding's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such holder (or the underwriters, if any) may reasonably request;

       (h) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

       (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

       (j) make available for inspection by any Requesting Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or any such underwriter (collectively, the "Inspectors"), all
                                                        ----------
     financial and other records, pertinent corporate documents and properties of Holding (collectively, the "Records") as shall be reasonably necessary
                                    -------
     to enable them to exercise their due diligence responsibility, and cause Holding's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, and permit the Inspectors to participate in the preparation of such registration statement and any prospectus contained therein and any amendment or supplement thereto to the extent they reasonably request. Records which Holding determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. The seller of Registrable Securities agrees by acquisition of such Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to Holding and allow Holding, at Holding's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

       (k) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

       (l) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange or system on which any of the securities of the same class as the Registrable Securities are then listed or traded, or if the same class of securities is not then listed, to use its best efforts to effect a listing on a national securities exchange or system.

          Holding may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish Holding with such information and affidavits regarding such holder and the distribution of such securities as Holding may from time to time reasonably request in writing in connection with such registration.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from Holding of the happening of any event of the kind described in paragraph (h), such holder will
                                                -------------
forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) and, if so directed by Holding, will
                           -------------
deliver to Holding (at Holding's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event Holding shall give any such notice, the period referred to in paragraph
                                                                    ---------
(b) shall be extended by a number of days equal to the number of days during the
- ---
period from and including the giving of notice pursuant to paragraph (h) and to
                                                           -------------
and including the date when each holder of any Registrable Securities shall receive the copies of the supplemented or amended prospectus contemplated by paragraph (h).
- -------------

            7.04  Underwritten Offerings.
                  ----------------------

          (a)  Underwritten Requested Offerings.  In the case of any
               --------------------------------
underwritten Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with Holding, by the holders of a majority of the Registrable Securities to be included in such underwritten offering with the consent of Holding, which consent shall not be unreasonably withheld. Holding shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 7.07. Subject to the following sentence, holders
                       ------------
of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Holding to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Holding or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law. Subject to the preceding sentence, no Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to Holding and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable

Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

          (b)  Underwritten Piggyback Offerings.  If Holding at any time
               --------------------------------
proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, Holding will, subject to the provisions of Section 7.02(c), use its best efforts, if
                                   ---------------
requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by Requesting Holders among the securities to be distributed by such underwriters, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other securities of Holding to be sold by such underwriters in connection with such Piggyback Registration. Subject to the following sentence, the holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between Holding and such underwriter or underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Holding to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Holding or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law. Subject to the preceding sentence, no Requesting Holders may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to Holding and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

            7.05  Holdback Agreements.
                  -------------------

          (a)  By the Holders of Registrable Securities.  Unless the Managing
               ----------------------------------------
Underwriter (or, in the case of a non-underwritten Public Offering, Holding) otherwise agrees, each holder of Registrable Securities, by acquisition of such Registrable Securities, agrees not to effect any public sale or distribution (including a sale under Rule 144, Rule 144A or Regulation S) of such securities during the 10 days prior to and the 90 days after the effective date of any registration statement filed by Holding in connection with a primary offering of Common Stock on behalf of Holding (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter (or, in the case of a non-underwritten Public Offering, Holding), in order to complete the sale and distribution of the securities included in such registration), except as part of such registration statement, whether or not such holder participates in such registration, provided, however, that all holders of Common
                                   --------  -------
Stock of Holding enter into agreements with Holding having terms substantially similar to this Section 7.05(a).
                ---------------

          (b) By Holding and Other Securityholders.  Unless the Managing
              ------------------------------------
Underwriter otherwise agrees, Holding agrees (x) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and the 90 days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Requested Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto, and (y) to cause each holder of its equity securities, or of any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from Holding at any time after the date of this Agreement (other than in a Public Offering), to agree, to the extent permitted by law, not to effect any such public sale or distribution of such securities (including a sale under Rule 144, Rule 144A or Regulation S), during such period, except as part of such underwritten registration.

          (c)  Exception.  The foregoing provisions of this Section 7.05 shall
               ---------                                    ------------
not apply to any holder of securities of Holding to the extent such holder is prohibited by applicable law from agreeing to withhold from sale.

          7.06  Registration Rights Transferable.  The rights granted by this
                --------------------------------
Agreement are transferable and shall inure to the benefit of the Investors (or the investor or investors for which the Investors are acting as fiduciary or agent, as the case may be) and all subsequent holders of the Shares from time to time, subject in all events to the last sentence of the definition of "Registrable Securities" in Section 8.01.
                            ------------

            7.07  Indemnification.
                  ---------------

          (a)  Indemnification by Holding.  Holding shall, to the full extent
               --------------------------
permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any Losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any
                                          ------
such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, or any violation (or alleged violation) by Holding of any provision of the Securities Act, or any rule or regulation promulgated under the Securities Act, applicable to Holding in connection with any such registration, qualification or compliance, and Holding will reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that Holding shall not be liable in any such case to the
          --------
extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information as to the matters referred to in the fourth sentence of Section 7.04(a) or the third
                                              ---------------
sentence of Section 7.04(b), furnished to Holding through an instrument duly
            ---------------
executed by such seller specifically stating that it is for use in the preparation thereof or (y) such seller's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller. Holding shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

          (b)  Indemnification by the Sellers of Registrable Securities.  Each
               --------------------------------------------------------
holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless Holding, its directors and officers, and each other Person, if any, who controls Holding within the meaning of the Securities Act, against any Losses to which Holding or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information as to the matters referred to in the fourth sentence of Section
                                                                    -------
7.04(a) or the third sentence of Section 7.04(b), furnished to Holding through
- -------                          ---------------
an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, that
                                                               --------
the liability of a holder for indemnity under this Section 7.07(b) shall not
                                                   ---------------
exceed the gross proceeds from the offering received by such holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holding or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Holding.

          (c)  Notices of Claims, etc.  Promptly after receipt by an Indemnified
               -----------------------
Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 7.07,
                                   --------------------         ------------
such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any
                                           --------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 7.07, except to the
                                                   ------------
extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the
                                                              --------
Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided further that the Indemnified Party or Indemnified Parties
             -------- -------
shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an Indemnified Party or any person who controls an Indemnified Party shall have requested an Indemnifying Party to reimburse an Indemnified Party or such control person for reasonable fees and expenses actually incurred by counsel for which such Indemnified Party or person is entitled to be so reimbursed pursuant to this Agreement, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding affected without its consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party or such control person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying
                                      --------  -------
Party shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Party is contesting, in good faith, the request for reimbursement and shall have reimbursed all amounts not so contested.

          (d)  Contribution.  If the indemnity and reimbursement obligation
               ------------
provided for in any paragraph of this Section 7.07 is unavailable or
                                      ------------
insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which
              --- ----
does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

          No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

          (e)  Other Indemnification.  Indemnification similar to that specified
               ---------------------
in the preceding paragraphs of this Section 7.07 (with appropriate
                                    ------------
modifications) shall be given by Holding and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 7.07
                                                                 ------------
shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

          (f)  Indemnification Payments.  The indemnification required by this
               ------------------------
Section 7.07 shall be made by periodic payments of the amount thereof during the
- ------------
course of the investigation or defense, as and when bills are received or Losses are incurred.

          7.08  Covenants Relating to Rule 144.  If at any time Holding is
                ------------------------------
required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Holding will file reports in compliance with the Exchange Act, and will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by Holding's principal financial officer, stating (a) Holding's name, address and telephone number (including area code), (b) Holding's Internal Revenue Service identification number, (c) Holding's Commission file number, (d) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by Holding, and (e) whether Holding has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

            7.09  Other Registration Rights.
                  -------------------------

          (a) No Existing Agreements.  Holding represents and warrants to the
              ----------------------
holders of Registrable Securities that there is not in effect on the date hereof any agreement by Holding pursuant to which any holders of securities of Holding have a right to cause Holding to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction other than as set forth in Schedule II hereto. None of such agreements conflicts or is inconsistent with any provision of this Agreement.

          (b) Future Agreements.  Holding shall not hereafter agree with the
              -----------------
holders of any securities issued or to be issued by Holding to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction unless such agreement specifically provides that (i) such holder of such securities may not participate in any Requested Registration except as provided in Section 7.01; and (ii) the holder of such securities may
                      ------------
not participate in any Piggyback Registration except as provided in Section
                                                                    -------
7.02, and (iii) the Investors may participate in any registration initiated by such holders on terms consistent with Section 7.02(c)(ii).
                                      -------------------

          (c)  Best Registration Rights.  If Holding grants to any Person other
               ------------------------
than a holder of Registrable Securities (an "Other Holder") with respect to any
                                             ------------
security issued by Holding registration rights that provide for terms that, taken as a whole, are materially more favorable to the Other Holder than the terms granted to the holders of the Registrable Securities (or if Holding amends or waives any provision of any agreement providing registration rights to an Other Holder or takes any other action whatsoever to provide for terms with respect to registration rights that in either case results in the terms with respect to registration rights of an Other Holder, taken as a whole, being materially more favorable to such Other Holder than the terms provided to the holders of Registrable Securities), then Holding shall promptly so notify the holders of Registrable Securities in writing and, if the holders of a majority of the Registrable Securities shall notify Holding not later than 30 days after their receipt of such notice from Holding that such holders elect to amend this Agreement as hereinafter provided, this Agreement shall as promptly as practicable thereafter be amended to conform the provisions of this Article VII as closely as practicable to the registration rights of such Other Holder.

                                  ARTICLE VIII

                   ANTI-DILUTION PROTECTION/PREEMPTIVE RIGHTS

          8.01  Anti-Dilution Rights with respect to Common Stock Distributions.
                ---------------------------------------------------------------
(a) If Holding shall after the date hereof issue or otherwise sell or distribute any shares of Common Stock, whether for cash or other consideration, or pursuant to the issuance of options, warrants, any other security convertible into, or exercisable for, or exchangeable into, shares of Common Stock, or pursuant to any other agreement other than (i) pursuant to the exercise of options, warrants or any other securities convertible into, or exercisable for, or exchangeable into, shares of Common Stock the original issuance, sale, distribution or grant of which was for a consideration not less than the Fair Market Value thereof, (ii) to employees and directors, or to a fiduciary acting on behalf of employees and directors, of Holding and its direct and indirect subsidiaries in circumstances determined in good faith by the Board of Directors of Holding to be in the best interests of Holding and its subsidiaries, all of which issuances, sales, distributions and grants pursuant to this subclause (ii) will not result in the issuance, sale, distribution or grant after the date hereof to such employees and directors pursuant to this subclause (ii) of in excess of 10% of the outstanding Common Stock in the aggregate, (iii) in connection with any recapitalization, stock dividend, stock split or the like in which all holders of Common Stock are treated on an equal basis, (iv) the issuance of Common Stock pursuant to this Section 8.01 or (v) the issuance of
                                          ------------
Common Stock pursuant to Section 8.01 of the Other Subscription Agreement, (any
                         ------------
such event, other than those described in subclauses (i) through (v) above, being referred to herein as a "Common Stock Distribution") for a consideration
                               -------------------------
per share less than the Fair Market Value per share of outstanding Common Stock of Holding on the date immediately prior to such Common Stock Distribution, then, effective as of the Common Stock Distribution, each Holder of Common Shares immediately prior to such Common Stock Distribution shall be entitled to receive, for a consideration of $.01 per share, the number of additional shares of Common Stock equal to the difference between (x) the number of Common Shares held by such Holder immediately prior to such Common Stock Distribution and (y) the number of shares determined by multiplying the number of Common Shares held by such Holder immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities or pursuant to any other agreement) immediately prior to such Common Stock Distribution plus the number of shares of Common Stock issued in such Common Stock Distribution and the denominator of which shall be an amount equal to the sum of
(A) the number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities or pursuant to any other agreement) immediately prior to such Common Stock Distribution, plus (B) the number of shares of Common Stock which the aggregate consideration received by Holding (determined as provided below) for such Common Stock Distribution would buy at the Fair Market Value thereof, as of the date immediately prior to such Common Stock Distribution.

          (b) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by Holding therefor, before deduction therefrom of any expenses incurred and any underwriting commissions or concessions paid or allowed by Holding in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by Holding shall be deemed to be the Fair Market Value of such consideration, before deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by Holding in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which Holding is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

          Upon each determination of Fair Market Value hereunder (other than a determination relating solely to setting the value of fractional shares), Holding shall promptly give notice thereof to all Holders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof, as the case may be. If a majority in interest of Holders (the "Disputing Holders") shall in good faith disagree with such determination and shall, by notice to the Company given within 15 days after the Company's notice of such determination, elect to dispute such determination, such dispute shall be submitted to a New York Stock Exchange member firm selected by the Company and reasonably acceptable to a majority in interest of the Disputing Holders, whose determination of Fair Market Value shall be binding on the Company and the Holders. If such determination is disparate by less than 10% from the Company's initial determination, the fees and expenses of such determination shall be borne by the Disputing Holders and if such determination is disparate by 10% or more from the Company's initial determination, the fees and expenses of such determination shall be borne by the Company. In the event that a determination of Market Price is disputed, such dispute shall also be resolved as set forth in this Section 8.01(b). If any
                              ---------------

Options shall be issued in connection with the issue and sale of other securities of Holding, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for consideration to be determined as set forth in this Section 8.01(b). Notwithstanding the foregoing, in the
                     ---------------
event that the initial determination of Fair Market Value by the Company was made by a New York Stock Exchange member firm selected by the Company, and reasonably acceptable to a majority in interest of the Holders or made by the Board of Directors of Holding and verified by such a New York Stock Exchange member firm, such determination shall be definitive and the Holders shall not have any rights to disagree with such determination.

          (c) All shares of Common Stock issued upon the application of this Section shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes) and, if Voting Common Stock is to be issued upon application hereunder and such Common Stock is then listed on any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or quoted on NASDAQ, shall be duly listed or quoted thereon, as the case may be.

          (d) Holding shall not be required to issue fractions of shares of Common Stock pursuant to this Section. If any fraction of a share would, but for this paragraph (d), be issuable upon any application of this Section, in lieu of such fractional share Holding shall pay to the Holder, in cash, an amount equal to such fraction of the Fair Market Value per share of outstanding Common Stock of Holding on the Business Day immediately prior to the date of such issuance.

          (e) Each certificate for shares of Common Stock issued pursuant to this Section, unless at the time of exercise such shares are registered under the Securities Act of 1933, as amended, shall bear the legend as provided in
Section 4.01 until such time as the shares are registered under the Securities
- ------------
Act or sold pursuant to Rule 144 thereunder.

          8.02   Preemptive Rights upon Common Stock Distribution.  (a) In the
                 ------------------------------------------------
event that Holding proposes to effect a Common Stock Distribution after the date hereof for a cash consideration that the Board of Directors of Holding in good faith determines is at or above the Fair Market Value for the Common Stock to be issued, sold or distributed pursuant to such Common Stock Distribution, then the Holders shall have the right to participate in such Common Stock Distribution in the manner set forth below.

          (b) Not less than 20 Business Days prior to any Common Stock Distribution referred to in Section 8.02(a), Holding will give written notice thereof (a "Distribution Notice") to each Holder. Such Distribution Notice
            -------------------
shall name the Person or Persons to whom such Common Stock Distribution is proposed to be made (the "Purchasers") and specify the price and other terms and conditions of
           ----------
such Common Stock Distribution. Each Holder electing to participate in such Common Stock Distribution ("Electing Holders") shall give written notice of its
                            ----------------
election to participate in such Common Stock Distribution to Holding not later than 10 Business Days after its receipt of a Distribution Notice.

          (c) In the event of such a Common Stock Distribution, Holding may, at its option (i) reduce the number of shares of Common Stock to be sold to the Purchasers pursuant to such Common Stock Distribution by, and sell to each Electing Holder (as defined below) upon the same terms and conditions applicable to the Purchasers, that number of shares of Common Stock derived by multiplying the total number of shares of Common Stock to be sold in such Common Stock Distribution, by the Electing Holder's Ownership Interest, rounded to the nearest whole number or (ii) in addition to the Common Stock to be sold to the Purchasers pursuant to such Common Stock Distribution, sell to each Electing Holder, upon the same terms and conditions applicable to the Purchasers, that number of shares of Common Stock equal to the excess of (A) the number of shares of Common Stock derived by multiplying the number of shares of Common Stock outstanding after giving effect to such Common Stock Distribution to the Purchasers, by the Electing Holder's Ownership Interest, rounded to the nearest whole number over (B) the number of shares of Common Stock held by such Holder immediately prior to the Common Stock Distribution to the Purchasers. For purposes of this Section, "Ownership Interest" means (x) the sum of the total
                           ------------------
number of shares of Common Stock owned by the Electing Holder, divided by (y) the sum of the total number of shares of Common Stock outstanding, in both instances, immediately prior to the proposed Common Stock Distribution.

          8.03  Article VIII Definitions.       For purpose of this Section
                ------------------------                            -------
8.01, the following terms have the following respective meanings:

          "Business Day" shall mean (a) if any class of Common Stock is listed
           ------------
or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

          "Closing Price" with respect to any security on any day means (a) if
           -------------
such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by Holding for such purpose.

          "Common Shares" means shares of Common Stock issued pursuant to this
           -------------
Agreement.

          "Common Stock Distribution" has the meaning ascribed to it in
           -------------------------
Section 8.01(a).
- ---------------

          "Convertible Securities" means any stock or other securities
           ----------------------
convertible into, exercisable for or exchangeable into shares of Common Stock of Holding.

          "DNL/Investor Securities" has the meaning ascribed to it in Section
           -----------------------                                    -------
7.02(c)(i).
- ----------

          "Fair Market Value" means the fair market value of the business or
           -----------------
property in question, as determined in good faith by the Board of Directors of Holding, provided, however, that the Fair Market Value of any security for which a Closing Price is available shall be the Market Price of such security. The Fair Market Value of Holding shall be the Fair Market Value of Holding and its subsidiaries. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of Holding, the Common Stock of any class shall then be publicly traded, the Fair Market Value of Holding on such date shall be the Market Price on such date multiplied by the number of shares of Common Stock then outstanding on a fully diluted basis.

          "Holder" means a holder of Common Shares.
           ------

          "Market Price" with respect to any security on any day means the
           ------------
average of the daily Closing Prices of a share or unit of such security for the 20 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that in the event that, in the case of Common Stock, the Market Price is determined during a period following the announcement by Holding of (A) a dividend or distribution of Common Stock, or (B) any subdivision, combination or reclassification of Common Stock and prior to the expiration of 20 Business Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of Common Stock.

          "NASDAQ" means The National Association of Securities Dealers, Inc.
           ------
Automated Quotation System.

          "Options" means any rights to subscribe for or to purchase, or any
           -------
warrants or options for the purchase of, shares of Common Stock, or any rights, warrants or options to purchase Convertible Securities, pursuant to any agreement which relates in whole or in part to the Common Stock.


                                   ARTICLE IX

                                  DEFINITIONS

          9.01  Definitions.  Except as otherwise specifically indicated, the
                -----------
following terms will have the following meanings for all purposes of this
Agreement:

          "Acquisition Corp." means DNL Savannah Acquisition Corp., a Delaware
           -----------------
corporation.

          "Affiliate" means with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person.

          "Agreement" means this Subscription Agreement, as the same shall be
           ---------
amended from time to time.

          "Business Day" means a day other than Saturday, Sunday or any other
           ------------
day on which banks located in New York City are authorized or obligated to close.

          "Class A Common Stock" has the meaning ascribed to it in Section
           --------------------                                    -------
2.03.
- ----

          "Class A Shares" has the meaning ascribed to it in the preamble.
           --------------

          "Class B Common Stock" has the meaning ascribed to it in the
           --------------------
preamble.

          "Class B Shares" has the meaning ascribed to it in the preamble.
           --------------

          "Closing" has the meaning ascribed to it in Section 1.03.
           -------                                    ------------

          "Closing Date" means the date of the Closing.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time and the regulations promulgated thereunder.

          "Commission" means the United States Securities and Exchange
           ----------
Commission, or any successor governmental agency or authority.

          "Common Stock" means shares of Class A Common Stock or Class B Common
           ------------
Stock, as constituted on the date hereof, and any stock into which such Class A Common Stock or Class B Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock or Class B Common Stock.

          "Company" means Aminco, Inc., a Delaware corporation.
           -------

          "Contract" means any agreement, lease, license, evidence of
           --------
Indebtedness, mortgage, indenture, security agreement or other contract.

          "Credit Agreement" has the meaning ascribed to it in Section 2.08.
           ----------------                                    ------------

          "Cutback Registration" means any Requested Registration or Piggyback
           --------------------
Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises Holding and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of Holding which are not Registrable Securities) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

          "DNL Requested Securities" means, with respect to any Piggyback
           ------------------------
Registration, any securities of Holding requested to be included in such registration by DNL Partners, Limited Partnership, a Delaware limited partnership ("DNL"), pursuant to the agreement or agreements between DNL and
              ---
Holding providing for registration rights.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect from time to time.

          "Holding" has the meaning ascribed to it in the preamble.
           -------

          "Indebtedness" of any Person means all obligations of such Person (i)
           ------------
for borrowed money, (ii) evidenced by noted, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business),
(iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any Person.

          "Indemnified Party" means a party entitled to indemnity in
           -----------------
accordance with Section 7.07.
                ------------

          "Indemnifying Party" means a party obligated to provide indemnity in
           ------------------
accordance with Section 7.07.
                ------------

          "Indosuez" means the New York Branch of Banque Indosuez, a French
           --------
banking corporation.

          "Initiating Holders" means any holder or holders of Registrable
           ------------------
Securities making a written request pursuant to Section 7.01, or Section 7.01 of
                                                ------------
the Other Subscription Agreement, for the registration of Registrable
Securities.

          "Inspectors" has the meaning ascribed to it in Section 7.03(j).
           ----------                                    ---------------

          "Investor" has the meaning ascribed to it in the preamble.
           --------

          "IPO" has the meaning ascribed to it in Section 7.01(a).
           ---                                    ---------------

          "Liens" means any mortgage, pledge, assessment, security interest,
           -----
lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract to give any of the foregoing, but excluding, in the case of securities, restrictions under the Securities Act on the sale of such securities.

          "Losses" has the meaning ascribed to it in Section 7.07(a).
           ------                                    ---------------

          "Managing Underwriter" means, with respect to any Public Offering, the
           --------------------
underwriter or underwriters managing such Public Offering.

          "Morgan" means the Investors that are parties to this Agreement
           ------
other than Indosuez CM II, Inc.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Notice of Piggyback Registration" has the meaning ascribed to it in
           --------------------------------
Section 7.02(a).
- ---------------

          "Notice of Requested Registration" has the meaning ascribed to it in
           --------------------------------
Section 7.01(a).
- ---------------

          "Other Subscription Agreement" means the Subscription Agreement dated
           ----------------------------
as of the date hereof by and between Holding and Indosuez.

          "Other Subscription Agreement Shares" means the Shares, as defined
           -----------------------------------
in the Other Subscription Agreement.

          "Partnership Subscription Agreement" means the Subscription Agreement
           ----------------------------------
dated as of the date hereof by and between

Holding and DNL Partners, Limited Partnership, a Delaware limited partnership.

          "Person" means any natural person, corporation, general partnership,
           ------
limited partnership, proprietorship, other business organization, trust, union or association.

          "Piggyback Registration" means any registration of equity securities
           ----------------------
of Holding of the same class as the Registrable Securities under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of Holding or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of Holding or for the account of any holder of securities of Holding (other than Registrable Securities), including a registration by Holding under the circumstances described in Section 7.01(c)(i) or Section 7.01(c)(i) of the
                               ------------------
Other Subscription Agreement.

          "Public Offering" means any offering of Common Stock to the public,
           ---------------
either on behalf of Holding or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

          "Purchase Price" has the meaning ascribed to it in Section 1.02.
           --------------                                    ------------

          "Records" has the meaning ascribed to it in Section 7.03(j).
           -------                                    ---------------

          "Registrable Securities" means (i) the Class A Shares, (ii) the Class
           ----------------------
A Shares (as defined in the Other Subscription Agreement), (iii) any shares of Class A Common Stock into which the Shares or the Other Subscription Agreement Shares have been converted, and (ii) any additional shares of Class A Common Stock or (to the extent they have been converted into shares of Class A Common Stock) Class B Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the Shares or the Other Subscription Agreement Shares or the shares referred to in clause (i) of this sentence, or acquired by way of any rights offering or similar offering made in respect of the Shares, the Other Subscription Agreement Shares or the shares referred to in clause (i) of this sentence. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) when they shall have been distributed to the public pursuant to Rule 144, or (iii) when they shall have ceased to be outstanding.

          "Registration Expenses" means all expenses incident to Holding's
           ---------------------
performance of or compliance with its obligations under this Agreement to effect the registration of Registrable

Securities in a Requested Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Holding and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel retained by the holders of a majority of Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof.

          "Regulation S" means Regulation S promulgated by the Commission under
           ------------
the Securities Act, and any successor provision thereto.

          "Requested Registration" means any registration of Registrable
           ----------------------
Securities under the Securities Act effected in accordance with Section 7.01 or
                                                                ------------
Section 7.01 of the Other Subscription Agreement.

          "Requesting Holders" means, with respect to any Requested Registration
           ------------------
or Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement or the Other Subscription Agreement.

          "Rule 144" means Rule 144 promulgated by the Commission under the
           --------
Securities Act, and any successor provision thereto.

          "Rule 144A" means Rule 144A promulgated by the Commission under the
           ---------
Securities Act, and any successor provision thereto.

          "Securities Act" means the Securities Act of 1933, as amended, and
           --------------
the rules and regulations promulgated thereunder.

          "Sellers" has the meaning ascribed thereto in the Stock Purchase
           -------
Agreement.

          "Senior Subordinated Note Agreement" has the meaning ascribed to it
           ----------------------------------
in Section 2.08.
   ------------

          "Shares" has the meaning ascribed to it in the preamble.
           ------

          "Stock Purchase Agreement" means the Stock Purchase Agreement dated as
           ------------------------
of May 11, 1995, as amended, by and between Acquisition Corp., the Sellers named therein, and the Company.

          9.02 Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Any representation or warranty contained herein as to the enforceability of a Contract shall be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                   ARTICLE X

                                 MISCELLANEOUS

          10.01  Notices.  All notices, requests and other communications
                 -------
hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

            If to Holding, to:

            DNL Savannah Holding Corp.
            1 Morningside Drive, North
            Suite 200
            Westport, Connecticut  06880
            Facsimile No.:  (203) 226-8011
            Attn:  Vincent A. Wasik

            with a copy to:

            Milbank, Tweed, Hadley & McCloy
            1 Chase Manhattan Plaza
            New York, New York  10005
            Facsimile No.:  (212) 530-5219
            Attn:  G. Malcolm Holderness, Esq.
                   and Robert E. Rice, Esq.

            If to Indosuez, to:

            Bank Indosuez, New York Branch
            1211 Avenue of the Americas
            7th Floor
            New York, New York  10036

            Facsimile No.:
            Attn:

            with a copy to:

            Cahill Gordon & Reindel
            Eighty Pine Street
            New York, New York  10005-1702
            Facsimile No.:  (212) 269-5420
            Attn:  Jonathan I. Mark, Esq.

            If to Morgan, to:

            J.P. Morgan
            [to come]

            with a copy to:

            Cleary, Gottlieb, Steen & Hamilton
            1752 N Street, N.W.
            Washington, D.C.  20036
            Facsimile No.:  (202) 429-0946
            Attn:  Steven N. Robinson, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 10.01, be deemed given
                                              -------------
upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 10.01, be deemed given upon receipt, and
                           -------------
(iii) if delivered by mail in the manner described above to the address as provided in this Section 10.01, be deemed given upon receipt (in each case
                 -------------
regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 10.01). Any party from time to time may change its address,
     -------------
facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          10.02  Entire Agreement.  This Agreement supersedes all prior
                 ----------------
discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          10.03  Amendment.  This Agreement may be amended, supplemented or
                 ---------
modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of Holding, Indosuez and Morgan.

          10.04  Waiver.  Any term or condition of this Agreement may be waived
                 ------
at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

          10.05  No Third Party Beneficiary.  The terms and provisions of this
                 --------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 7.07.
                                            ------------

          10.06  Successors and Assigns.  This Agreement is binding upon, inures
                 ----------------------
to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          10.07  Headings.  The headings used in this Agreement have been
                 --------
inserted for convenience of reference only and do not define or limit the provisions hereof.

          10.08  Invalid Provisions.  If any provision of this Agreement is held
                 ------------------
to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          10.09  Remedies.  Except as otherwise expressly provided for herein,
                 --------
no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

          Damages in the event of breach of this Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and Holding and each Investor, by each Investor's acquisition of its Registrable Securities, hereby waive any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

          10.10  Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          10.11  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                                 DNL SAVANNAH HOLDING CORP.

                                 By:  _________________________
                                      Vincent A. Wasik
                                      Chairman of the Board and
                                      President


                                 INDOSUEZ CM II, INC.


                                 By:  _________________________
                                      Name:
                                      Title:

                                 By:  _________________________
                                      Name:
                                      Title:


                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK as
                                 Trustee of a Commingled Pension Fund - Multi-Market Special Investment Fund II


                                 By:  ___________________________
                                      Name:   Ronald G. Hodge II
                                      Title:  Vice President


                                 MULTI-MARKET SPECIAL INVESTMENT TRUST FUND OF MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                 By:  ___________________________
                                      Name:   Ronald G. Hodge II
                                      Title:  Vice President


                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Investment Manager and Agent for the Alfred P. Sloan Foundation - Multi-Market Account


                                 By:  ___________________________
                                      Name:   Ronald G. Hodge II
                                      Title:  Vice President

                                                                      SCHEDULE I

       Investor                                 Securities to be Purchased
       --------                                 --------------------------


       Indosuez CM II, Inc.                     73.06 Shares of Class B Common Stock
       Wire Instructions:
       Designated Bank: Banque Indosuez
       Address: Grand Cayman Island Branch
       1211 Avenue of the Americas
       New York, NY  10036-8701
       Bank ABA Number: 0260 0266 8
       Attention: Loan Administration
       Ref: Carson Products Corp.
       Contact Person: Michael Walsh, Esq.
       Nominee (name in which the Shares are
         to be registered, if different from
         the name of the Purchaser:
                  n/a
         ------------------------------------
       Tax Identification Number of
         Nominee, if applicable:

         ------------------------------------

       Morgan Guaranty Trust Company of         83.552 Shares of Class A
       New York as Trustee of a Commingled      Common Stock
       Pension Fund - Multi-Market Special
       Investment Fund II
       Wire Instructions:  Kelly & Co.
       Designated Bank: c/o Morgan Guaranty
       Trust Co. of New York
       Address: 23 Wall Street
               New York, NY 10015
       Bank ABA Number: 021 000 238

       Account No.: 999 97 847
       Attention: Re:  Carson Products
       Contact Person:
       Nominee (name in which the Shares are
         to be registered, if different from
         the name of the Purchaser:
             Kelly & Co.
         ---------------------------------
       Tax Identification Number of
         Nominee, if applicable:

         ---------------------------------

       Multi-Market Special Investment Trust    10.444 Shares of Class A
       Fund of Morgan Guaranty Trust Company    Common Stock
       of New York
       Wire Instructions:  Kelly & Co.
       Designated Bank: c/o Morgan Guaranty
       Trust Co. of New York
       Address: 23 Wall Street
               New York, NY  10015
       Bank ABA Number: 021 000 238

       Account No.: 999 97 847
       Attention: Re:  Carson Products
       Contact Person:
       Nominee (name in which the Shares are

         to be registered, if different from
         the name of the Purchaser:
             Kelly & Co.
         ---------------------------------
       Tax Identification Number of
         Nominee, if applicable:

         ---------------------------------

       Morgan Guaranty Trust Company of New     10.444 Shares of Class A
       York, as Investment Manager and Agent    Common Stock
       for the Alfred P. Sloane Foundation -
       Multi-Market Account
       Wire Instructions:  Kelly & Co.
       Designated Bank: c/o Morgan Guaranty
       Trust Co. of New York
       Address: 23 Wall Street
                New York, NY  10015
       Bank ABA Number: 021 000 238

       Account No.: 999 97 847
       Attention: Re:  Carson Products
       Contact Person:
       Nominee (name in which the Shares are
         to be registered, if different from
         the name of the Purchaser:
                 Kelly & Co.
         ---------------------------------
       Tax Identification Number of
         Nominee, if applicable:

         ---------------------------------

                                                                     SCHEDULE II



               Certain Agreements Referred to in Section 7.09(a)
               -------------------------------------------------


       1.   This Agreement.

       2.   The Other Subscription Agreement.

       3.   The Partnership Subscription Agreement.

       4.   The Registration Rights Agreement (as
            defined in the Stock Purchase Agreement).

       5. The Registration Rights Agreement dated as of the date hereof between Holding and Dr. Leroy Keith.